SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

Current Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 12, 2007

TRAILER BRIDGE, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-22837	13-3617986
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)
10405 New Berlin Road East
Jacksonville, Florida		32226
(Address of principal executive offices)		(Zip Code)
Registrant's telephone number including area code:	(904)-751-7100

Not Applicable
(Former name or former address, if changed since last report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)
[_]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
240.14d-2(b))
[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR
240.13e-4(c))

ITEM 7.01.	REGULATION FD DISCLOSURE

        On December 12, 2007, Trailer Bridge announced that its board of directors has formed a committee comprised of non-McLean family member directors to explore a broad range of strategic alternatives to further enhance shareholder value. The committee will work closely with the McLean family and its advisors to achieve an orderly sale of the family’s stock in a transaction that the committee believes will be in the best interests of all shareholders. A copy of the press release is attached as Exhibit 99.1.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits:

99.1	Press Release dated December 12, 2007.

Signatures

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRAILER BRIDGE, INC.

Date: December 13, 2007	By: /s/ John D. McCown
John D. McCown
Chairman and Chief Executive Officer

EXHIBIT INDEX

No.                          Description of Exhibit

99.1	Press Release dated December 12, 2007

4